EX 99.1
NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the “Agreement”) is made as of the __ day of ____________, ____ by and between Bazi International, Inc., a Nevada corporation (the “Company”), and ______, an individual residing at ____________ (the “Investor”).

WHEREAS, the Investor is willing to lend the Company the amount set forth on the Investor’s signature page attached hereto, which loan is evidenced by a promissory note, in substantially the form attached hereto as Exhibit A (each a “Note” and, collectively, the “Note”), in accordance with the terms of this Agreement and such Note;

WHEREAS, upon the terms and condition stated in the Agreement and pursuant to Section 4(2) and/or Regulation D of the 1933 Act (as defined below), the Investor wishes to purchase, and the Company wishes to sell, (i) a Note with a principal amount of $30,000 and (ii) 333,000 shares of Common “Common Stock”) (the principal amount of the Note and number of shares of Common Stock may be reduced or increased proportionately).  The Note and Common Stock are referred to herein as the “Securities” and the offering contemplated hereby is referred to herein as the “Offering”;

WHEREAS, the parties have agreed that the obligation to repay the Note shall be an unsecured obligation of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Purchase and Sale of Note and Common Stock.  On the Closing Date (as hereinafter defined), subject to the terms and conditions of this Agreement, the Investor hereby agree to purchase and the Company hereby agrees to sell and issue, a (i) Note in the principal amount of $_______, and (ii) ________ shares of Common Stock.

2. Purchase Price. The purchase price for the Note and the Common Stock to be purchased by the Investor at the Closing shall be $______ (the “Purchase Price”).  The Note will bear interest at the rate of 5% per annum and interest thereon will be at Maturity (as defined in the Note).  At the Closing, the Investor shall fund its Purchase Price by wire transfer of immediately available funds to an account specified by the Company.

3. The Closing.  Subject to the conditions set forth below, the purchase and sale of the Note and the Common Stock shall take place at the offices of the Company, on the date hereof or at such other time and place as the Company and the Investor mutually agree (the “Closing” and the “Closing Date”).  At the Closing, the Company shall deliver to the Investor:  (i) this Agreement duly executed by the Company; (ii) the Investor’s original Note in the principal amount set forth herein and registered in the name of the Investor; and (iii) a stock certificate representing the shares of Common Stock issuable to the Investor and registered in the name of the Investor.  At the Closing, the Investor shall deliver to the Company (i) this Agreement duly executed by the Investor; and (ii) evidence, reasonably satisfactory to the Company, that the Purchase Price has been delivered to the Company in accordance with this Agreement.

4. Closing Conditions; Certain Covenants.

4.1           Conditions to the Investor’s Obligations.  The obligation of the Investor to purchase the Note and Common Stock to be issued to the Investor at the Closing is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b) Note, Common Stock Certificates.  At the Closing, the Company shall have tendered to the Investor the appropriate Note and Common Stock certificate.

(c) No Actions.  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d) Proceedings and Documents.  All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

4.2           Conditions to the Company’s Obligations.  The obligation of the Company to sell and issue the Note and Common Stock to the Investors at the Closing is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing in question, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Investor contained in this Agreement shall be true and correct in all on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b) Purchase Price.  At the Closing, the Investor shall have tendered the Purchase Price of the Investor to the Company.

(c) Deliverables.  At the Closing, the Investor shall have tendered to the Company the appropriate deliverables set forth herein.

(d) No Actions.  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(e) Proceedings and Documents.  All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

4.3           Legends.  The Securities may only be disposed of in compliance with state and federal securities laws.  The Investor understands that the certificates or other instruments representing the Note and the Common Stock and, the stock certificates representing the Common Stock, shall bear any legends as required by applicable federal and/or state securities or “blue sky” laws in addition to a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

5. Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Investors:

5.1           Organization, Good Standing and Qualification.  The Company and each subsidiary responsible for the conduct of any material portion of the Company’s revenues (its “Subsidiaries”) are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation and are duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on their business, taken as whole.

5.2           Authorization; Enforcement.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Common Stock, the Note and the performance of all obligations of the Company hereunder and thereunder, and the authorization, sale and issuance of the Note and the Common Stock have been taken on or prior to the date hereof.  This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.3           Valid Issuance of the Common Stock; Reservation of Shares.  The Common Stock and the Note are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and free and clear of all Liens imposed by the Company other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.  The Company has reserved from its duly authorized capital stock a sufficient number of shares of Common Stock for issuance of the Common Stock.

5.4           Offering.  Subject to the truth and accuracy of the Investor’s representations set forth in Section 6 of this Agreement, the offer and issuance of the Note and Common Stock, together with the Common Stock, as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the qualification or registration requirements of state securities laws or other applicable blue sky laws.  Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

5.5           Compliance With Laws.  The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect on its business and the Company has not received written notice of any such violation.

5.6           Violations.  The consummation of the transactions contemplated by this Agreement and all other documents and instruments required to be delivered in connection herewith and therewith, including without limitation, the Note and Common Stock, will not result in or constitute any of the following:  (a) a violation of any provision of the certificate of incorporation, bylaws or other governing documents of the Company; (b) a violation of any provisions of any applicable law or of any writ or decree of any court or governmental instrumentality; (c) a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of a lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which the Company is a party or by which the Company or its property is bound; (d) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of the Company; or (e) the creation or imposition of any lien, pledge, option, security agreement, equity, claim, charge, encumbrance or other restriction or limitation on the capital stock or on any of the properties or assets of the Company.

5.7           Consents; Waivers.  No consent, waiver, approval or authority of any nature, or other formal action, by any person, firm or corporation, or any agency, bureau or department of any government or any subdivision thereof, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

5.8           Acknowledgment Regarding Investor’s Purchase of Securities.  The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement, the Note, the Common Stock and any other documents entered into in connection herewith (collectively, the “Transaction Documents”) and the transactions contemplated hereby and thereby.

5.9           Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, actually threatened against or affecting the Company, the Common Stock or any of the Company’s officers or directors in their capacities as such.

5.11 Bankruptcy Status.  The Investor acknowledges that the Company is currently unable to pay its obligations when due and, in the event the Company is unable to consummate a financing within the next thirty (30) days (“Qualified Financing”), the Company may be required to file for reorganization or liquidation under the bankruptcy or reorganization laws.

5.12 Company Reports. Except as disclosed in the Company Reports, neither the Company nor any of its Subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, except those agreements for which the Company is currently delinquent in the payment of its obligations, which delinquency may give rise to an event of default. The “Company Reports” shall mean (a) the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (b) all other reports filed by the Company under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC since January 1, 2011.

6.           Representations and Warranties of the Investor.  The Investor hereby represents, warrants and covenants, severally and not jointly, that:

6.1           Authorization.  The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

6.2           No Public Sale or Distribution. The Investor (i) is acquiring the Note and the Common Stock for its own account and not for the account of any other person; and (ii) is not acquiring the Note and/or the Common Stock as a nominee or agent, and not with a view towards, or for resale in connection with, the public sale or distribution of any part thereof.  The Investor is acquiring the Securities hereunder in the ordinary course of its business.  The Investor does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof (a “Person”) to sell, transfer, pledge, assign or otherwise distribute any of the Securities.

6.3           Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

6.4           Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

6.5           Information. The Investor and its advisors, if any, are herein advised to review all of the Company Reports and to base their investment decision solely on the information set forth in the Company Reports. The Investor represents that it  has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor (other than the Company Reports, which the Investor is herein advised to obtain and review on its own). The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company, John Thomas Financial, Inc. or any of their respective agents or representatives, for such accounting, legal, investment and tax advice with respect to its acquisition of the Securities and the transactions contemplated by this Agreement.

6.6           Risk of Loss.  The Investor acknowledges and agrees that in the event the Company fails to consummate a Qualified Financing, that a substantial risk exists that Company will not be able to pay any or all amounts due under the terms of the Note, and that Investor will bear the entire risk of loss.  Investor represents and warrants that it understands the aforementioned risk, and is able to bear the entire loss associated with any failure to pay principal and interest under the terms of the Note.  Investor further represents and warrants that it has had access to all information necessary to make an informed decision whether to loan the Company the principal represented by the Note.

6.7           No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

6.8           Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement and each Transaction Document to which the Investor is a party and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws).

6.9           Patriot Act Compliance. Investor has complied with applicable anti-terrorism/anti-money laundering measures, and Investor is not in violation of the Executive Order 13224 (the “Order”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act or other anti-terrorist/anti-money laundering measures. Neither Investor nor any of its equity owners is a Specially Designated National as defined in the Order.

6.10              OFAC.  Investor represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by Office of Foreign Assets Control (“OFAC”). OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  To the best of Investor’s knowledge, none of: (1) Investor; (2) any person controlling or controlled by Investor; (3) if Investor is a privately-held entity, any person having a beneficial interest in Investor; or (4) any person for whom Investor is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.

6.11             No Senior Foreign Political Figure.  None of: (1) Investor; (2) any person controlling or controlled by Investor; (3) if Investor is a privately-held entity, any person having a beneficial interest in Investor; or (4) any person for whom Investor is acting as agent or nominee in connection with this investment is a senior foreign political figure,1 or any immediate family2 member or close associate3 of a senior foreign political figure, as such terms are defined in the footnote below.

1 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

6.12            Foreign Bank.  If Investor is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if Investor receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, Investor represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

7. Indemnification.

(a)           Company Indemnification.  The Company agrees to indemnify, hold harmless, reimburse and defend the Investor and John Thomas Financial, Inc. and their respective officers, directors, employees, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and the Investor relating hereto.  Notwithstanding anything herein to the contrary, in no event shall the Company be liable to the Investor for more than the Purchase Price paid by the Investor.

(b)           Investor Indemnification.  The Investor agrees to indemnify, hold harmless, reimburse and defend the Company and John Thomas Financial, Inc. and their respective officers, directors, employees, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, which results, arises out of or is based upon (i) any material misrepresentation by Investor or breach of any representation or warranty by Investor in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Investor of any covenant or undertaking to be performed by Investor hereunder, or any other agreement entered into by Investor and the Company relating hereto.  Notwithstanding anything herein to the contrary, in no event shall Investor be liable to the Company for more than the Purchase Price paid by the Investor.

          8.  Miscellaneous

8.1 Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Securities).  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.3 Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4 Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to (a) in the case of the Company to Bazi International, Inc., 1730 Blake Street, Suite 305, Denver, Colorado 80202, Attention: Debbie Wildrick, Chief Executive Officer, telefax number, with a copy to the Law Office of Gary A. Agron, 5445 DTC Parkway #520, Englewood, CO 80111 Attn:  Gary A. Agron, Esq., telefax number (303) 770-7257; or (b) in the case of the Investor, to the address as set forth on the cover page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto , with a copy (which shall not constitute notice) to (i) John Thomas Financial, Inc., 14 Wall Street, 23rd Floor, New York, New York 10005, Attention: Thomas Belesis, Chief Executive Officer, telefax number (800) 598-9945; and (ii) Meister Seelig & Fein LLP, Two Grand Central Tower, 140 East 45th Street, 19th Floor, New York, New York 10017, Attention: Mitchell Lampert, Esq.

8.5 Finder’s Fees.  Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction, with the exception that the Company will pay fees totaling 13% (a 10% commission and 3% non-accountable expense allowance) to John Thomas Financial, Inc. for its role in introducing the Investor to the Company.  The Company shall indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

8.6 Amendments and Waivers.  No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Investors.

8.7 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.8 Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

8.9 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.10 Interpretation.  Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

8.11 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

8.12 Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

BAZI INTERNATIONAL, INC.
By:
Name: Debbie Wildrick
Title: CEO

[Investor]:

By:

SS#: _______________________

Principal Amount of Note: $______
Common Stock Shares: _________